AGREEMENT TO FORBEAR


         This AGREEMENT TO FORBEAR ("Forbearance Agreement") is made to be effective as of June 1, 2005 (the "Effective Date") by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("Chapman"), COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal"), ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN"), WEST COAST HOLDINGS, LLC, a California limited liability company ("West Coast"), and MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("Lender"). IHHI, WMC-SA, WMC-A, Coastal and Chapman are hereinafter together sometimes referred to as the "Borrowers"; West Coast is hereinafter referred to as the "Credit Party"; and OC-PIN is hereinafter referred to as the "Guarantor."


                                    RECITALS

         A. Lender, Borrowers and the Credit Party are some, but not all, of the parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, Lender and OC-PIN are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("OC-PIN Guaranty"); Lender and West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("West Coast Pledge Agreement"); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of West Coast Pledge Agreement"); and Lender and IHHI are parties to that certain Pledge Agreement dated as of March 3, 2005 ("IHHI Pledge Agreement"). The Credit Agreement, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement and the IHHI Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." The terms and condition set forth in the Loan Documents are incorporated herein by reference even though not physically attached hereto. Capitalized terms not defined in this Forbearance Agreement shall have the same meaning as set forth in the Loan Documents.

         B. Pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition Loan and Line of Credit Loan are hereinafter together referred to as the "Loan." Borrowers, Credit Party and Guarantor acknowledge and agree that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57.

         C. The Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth (i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005 (a copy of which is attached hereto as Exhibit "A") (the "Contract Default Notice"), and (ii) in that certain letter from Lender to


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Borrowers and others entitled Notice of Failure to Comply With Covenant dated
May 9, 2005 (a copy of which is attached hereto as Exhibit "B") (the "Covenant Failure Notice"). Borrowers, Credit Party and Guarantor each acknowledge receipt of the Contract Default Notice and the Covenant Failure Notice, and agree that the Events of Default specified therein occurred and are continuing.

         D. A dispute has arisen by and between IHHI on the one hand and OC-PIN on the other, in that IHHI claims that the Events of Default occurred because of OC-PIN's failure to contribute a total of $30,000,000 in capital to IHHI; and OC-PIN claims that it was not required to contribute a total of $30,000,000 in capital to IHHI.

         E. IHHI and OC-PIN have agreed to resolve their dispute on the terms and conditions set forth in that certain First Amendment to Stock Purchase Agreement dated June 1, 2005, executed by and between IHHI and OC-PIN ("First Amendment").

         F. Borrowers, Credit Party and Guarantor acknowledge and agree that Lender currently has the right to exercise its rights and remedies under the Loan Documents, including but not limited to recording notices of default and elections to sell in the official records of Orange County, California, judicially and/or non-judicially foreclosing on the Hospital Facilities, bringing legal action against OC-PIN to enforce its obligations under the OC-PIN Guaranty, and bringing legal action against West Coast, the members of West Coast and IHHI to enforce their obligations under their respective Pledge Agreements. However, Borrowers, Credit Party and Guarantor have requested that Lender forbear from exercising the foregoing rights and remedies granted to Lender under the Loan Documents. Lender has agreed to forbear solely for the purposes of providing IHHI and OC-PIN additional time to cure the Events of Default; provided, however, Lender's agreement to forbear is made solely on the terms and conditions set forth in this Forbearance Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Forbearance Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Borrowers, Credit Party, Guarantor and Lender agree as follows:

1. INCORPORATION OF RECITALS. The foregoing Recitals are incorporated by reference as if fully set forth herein.

2. NOTICES OF DEFAULT; DEEDS OF TRUST. Based on the occurrence of the Events of Default, Borrowers, Credit Party and Guarantor acknowledge and agree that Lender has the right to record in the Official Records of the Recorder of Orange County ("Official Records") (a) a Notice of Default and Election to Sell with respect to that certain Fee Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document No. 2005000169280; and (b) a Notice of Default and Election to Sell with respect to that certain Leasehold Deed of


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Trust, Security Agreement, Fixture Filing and Assignment of Rents dated as of
March 3, 2005 and recorded in the Official Records on March 8, 2005 as Document No. 2005000169281 (respectively, the "Notices of Default" and the "Deeds of Trust").

3. AGREEMENTS

            3.1 Forbearance Period; Lender's Agreement to Forbear. The period commencing on the Effective Date of this Forbearance Agreement and ending one hundred (100) calendar days thereafter is hereinafter referred to as the "Forbearance Period." So long as IHHI and OC-PIN timely comply with their respective obligations under the Loan Documents and this Forbearance Agreement, and so long as no Event of Default occurs under the Loan Documents or this Forbearance Agreement, then Lender agrees as follows ("Lender's Agreement to Forbear"):

                  (a) During the Forbearance Period, Lender will forbear from recording the Notices of Default in the Official Records; and

                  (b) During the Forbearance Period, Lender will (i) forbear from filing a judicial foreclosure lawsuit against the Borrowers and the Credit Party, (ii) forbear from filing a lawsuit against OC-PIN to enforce its obligations under the OC-PIN Guaranty, (iii) forbear from filing a lawsuit against West Coast to enforce its obligations under the West Coast Pledge Agreement, (iv) forbear from filing a lawsuit against the members of West Coast to enforce their obligations under the Members of West Coast Pledge Agreement, and (v) forbear from filing a lawsuit against IHHI to enforce its obligations under the IHHI Pledge Agreement.

            3.2 Express Reservation of Other Remedies. Lender's Agreement to Forbear is the exclusive and only forbearance to which Lender has agreed. Lender expressly reserves the right to exercise each and every of its other rights and remedies under the Loan Documents not specifically included within Lender's Agreement to Forbear.

            3.3 Default Interest. So long as the referenced Events of Default remain uncured and are continuing, the interest rate applicable to the Loans (including but not limited to amounts outstanding under the Line of Credit) is and will remain at the Default Rate, and all outstanding Obligations shall bear interest at the Default Rate until the Events of Default are cured.

            3.4 Suspension of Line of Credit. The Line of Credit facility with respect to additional Advances is and shall remain suspended, and any additional Advances will be made or incurred in Lender's sole discretion, at the Default Rate, so long as the referenced Events of Default remain uncured and are continuing.

            3.5 Affirmative Covenants During the Forbearance Period. Borrowers, Credit Party and Guarantor each promise, covenant and agree as follows:

                  (a) New Capital Investment in IHHI. Prior to expiration of the Forbearance Period, any combination of the Borrowers, the Credit Party, the Guarantor, or any new third party investor ("New Investor") shall contribute not less than $14,809,019.31 in new capital ("New Capital") to IHHI. The New Capital must be in addition to the $10,190,980.69 in capital contributed to IHHI by OC-PIN prior to execution of the Loan Documents and in addition to the $5,000,000 in capital contributed by Pacific Coast Holdings Investment, LLC, a


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California limited partnership ("PCHI") to IHHI (together the "Existing
Capital"). The New Capital must be contributed to IHHI not later than the last day of the Forbearance Period.

            (b) Total Paid-In-Capital of IHHI. At expiration of the Forbearance Period, IHHI shall provide to Lender written proof (in form and content reasonably satisfactory to Lender) that (i) IHHI's total paid-in-capital is not less than $30,000,000 (i.e., the Existing Capital plus the New Capital), (ii) the source of the New Capital is from contributions from the Borrowers and/or the Credit Party and/or the Guarantor and/or New Investors, and (iii) that no part of the New Capital consists of funds borrowed by IHHI from any source.

            (c) Prepayment Amount. Borrower's failure to pay Lender a $5,000,000 prepayment against the Acquisition Loan ("Prepayment Amount") by the Mandatory Prepayment Date constitutes one of the referenced Events of Default under the Credit Agreement. Borrower hereby agrees to and shall pay to Lender the Prepayment Amount on or before expiration of the Forbearance Period, in good and drawable funds, as and for a prepayment of principal balance of the Acquisition Loan.

      3.6 Negative Covenants During the Forbearance Period. Borrowers, Credit Party and Guarantor each promise, covenant and agree as follows:

            (a) Borrowers, Credit Party and Guarantor will not during the Forbearance Period directly or indirectly file, serve, take, initiate, prosecute, participate or cooperate in the filing, serving, taking, initiating or prosecuting of, any legal action or proceeding against Lender.

            (b) Borrowers, Credit Party and Guarantor will not during the Forbearance Period directly or indirectly (1) unless otherwise permitted by the Credit Agreement with respect to the North Tustin Avenue medical office building in Santa Ana, California, sell, transfer, assign, convey, lease, sublease, or otherwise transfer, or agree to sell, transfer, assign, convey, lease or sublease, or otherwise transfer, any interest in any real property or improvements (together "Real Property Assets") owned, controlled, leased or subleased by Borrowers, or Credit Party or Guarantor as of the Effective Date hereof; (2) grant a lien or security interest in, or otherwise pledge, encumber or hypothecate, or agree to grant a lien or security interest in, or agree to pledge, encumber or hypothecate, any interest in any portion of the Real Property Assets or otherwise use any of the Real Property Assets as collateral or security for any debt, obligation or liability of any of the Borrowers, Credit Party or Guarantor; (3) amend, modify or change its articles of incorporation, bylaws, articles of organization or operating agreement, as applicable, without first receiving the prior written consent of Lender, which consent will not be unreasonably withheld; (4) increase, decrease, change, amend, modify, expand or contract on the power or authority of any officer, director, manager, member or managing member of the entity of which any Borrower, Credit Party or Guarantor is comprised, without first receiving the prior written consent of Lender, which consent will not be unreasonably withheld; (5) amend, modify, alter or change any shareholders agreement or voting trust; (6) change its name as it appears in official filings in the state of its incorporation or other organization; (7) change its chief executive office, principal place of business, corporate office or location at which the location of its business records are currently located; (8) change the type of entity that it is; (9) change its organization identification number, if any, issued by its state of incorporation or other organization; (10) change its


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

state of incorporation or organization or incorporate or organize in any additional jurisdictions; (11) appoint a new person as an officer, director, member or manager, without first receiving the prior written consent of Lender, which consent will not be unreasonably withheld; or (12) terminate any person as an officer, director, member or manager.

      3.7 Requirements to Cure Events of Defaults and Rescind Notices of Default. If: (a) by expiration of the Forbearance Period (i) each of the Events of Default have been fully cured, and (ii) Lender has received from IHHI written proof (in form and content reasonably satisfactory to Lender) that (1) IHHI's total paid-in-capital is not less than $30,000,000 (i.e., the Existing Capital plus the New Capital), and (2) the source of the New Capital is from contributions from the Borrowers and/or the Credit Party and/or the Guarantor and/or New Investors, and (3) that no part of the New Capital consists of funds borrowed by IHHI from any source, and (iii) the Prepayment Amount has been paid to Lender, and (iv) there exists no breach or Event of Default under this Forbearance Agreement or under the Loan Documents which remains uncured or continuing, and (v) all of Lenders' attorneys' fees, costs, charges, expenses, foreclosure fees, trustee fees, recording charges and other costs or expenses paid or incurred by Lender with respect to the Events of Default and this Forbearance Agreement have been paid in full; and (b) at least $14,809,019.31 in New Capital has been contributed to IHHI as and when required by Section 3.5(a) of this Forbearance Agreement, then in said event Lender agrees to and shall within five (5) Business Days from receipt of written demand therefore from IHHI
(A) declare as cured and satisfied each of the Events of Default referenced in and withdraw the Contract Default Notice and in the Covenant Failure Notice, (B) terminate application of the Default Interest Rate, and (C) terminate suspension of the Line of Credit facility with respect to additional Advances.

      3.8 Termination of Lender's Agreement to Forbear. If: (a) by expiration if the Forbearance Period (i) each of the Events of Default have not been fully cured, or (ii) Lender has not received from IHHI written proof (in form and content reasonably satisfactory to Lender) that (1) IHHI's total paid-in-capital is $30,000,000 or more (i.e., the Existing Capital plus the New Capital), or (2) the source of the New Capital is from contributions from the Borrowers and/or the Credit Party and/or the Guarantor and/or New Investors, or (3) that the New Capital does not consist of funds borrowed by IHHI from any source, or (iii) the Prepayment Amount has not been paid to Lender, or (iv) there exists one or more breaches or Events of Default under this Forbearance Agreement or under the Loan Documents which remain uncured or continuing, or (v) Lenders' attorneys' fees, costs, charges, expenses, foreclosure fees, trustee fees, recording charges and other costs or expenses paid or incurred by Lender with respect to the Events of Default or this Forbearance Agreement have not been paid in full; or (b) by expiration of the Forbearance Period, less than $14,809,019.31 in New Capital has been contributed to IHHI, then upon the occurrence of any one or more of the foregoing Lender's Agreement to Forbear shall automatically terminate, expire and have no further force or effect. In said event, Borrowers, Credit Party and Guarantor acknowledge and agree that Lender shall have the right but not the obligation to take any one or more of the following acts: (A) record the Notices of Default in the Official Records; (B) file a judicial foreclosure lawsuit against the Borrowers and the Credit Party, (C) file a lawsuit against OC-PIN to enforce its obligations under the OC-PIN Guaranty, (D) file a lawsuit against West Coast to enforce its obligations under the West Coast Pledge Agreement, (E) file a lawsuit against the members of West Coast to enforce their obligations under the Members of West Coast Pledge Agreement, (F) file a lawsuit against


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

IHHI to enforce its obligations under the IHHI Pledge Agreement, (G) process, file, serve, take or initiate any other legal action or proceeding against any one or more of the Borrowers or Credit Party or Guarantor or PCHI or Ganesha Realty, LLC, a California limited liability partnership ("Ganesha") that Lender is permitted to take under the Loan Documents and applicable law, (H) maintain Default Interest in force and effect, and (I) in Lender's sole and absolute discretion, either continue in effect the suspension of the Line of Credit facility with respect to further Advances or terminate the Line of Credit facility with respect to further Advances.

      3.9 Releases and Waivers. In consideration for Lender's Agreement to Forbear, and effective as of the Effective Date of this Forbearance Agreement:

            (a) Subject to the last sentence of this Section 3.9(a), Borrowers, Credit Party and Guarantor, together with their respective officers, directors, shareholders, members, managers, employees, agents, representatives and assigns (collectively the "Releasing Parties") hereby fully, forever and irrevocably release, waive and relinquish their right to file or record in the Official Records a lis pendens against any of the Hospital Facilities, or file in any court in any venue any legal action or proceeding (including but not limited to a complaint to enjoin foreclosure, or an order to show cause, or a complaint to set aside foreclosure sale, or an action to quiet title, or an action to cancel one or more of the Loan Documents) against Lender or any trustee under any of the Deeds of Trust, the purpose of which is to directly or indirectly procure from any court or tribunal issuance of a temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable relief (collectively, "Injunctive Relief") which seeks to prohibit or prevent Lender or any trustee under any Deed of Trust (i) from recording a Notice of Sale with respect to any of the Deeds of Trust, or (ii) from conducting a sale of any of the Hospital Facilities at a public auction as permitted by the power of sale provisions in the Deeds of Trust, or (iii) from conveying title to any one or more of the Hospital Facilities via trustee's deed to a purchaser at foreclosure, or (iv) from conducting a sale of the personal property Collateral pursuant to the California Uniform Commercial Code, or (v) from conducting a "mixed-collateral" sale of any one or more of the Hospital Facilities and any or all of the personal property Collateral, or (vi) from attaching or garnishing or seeking any other provisional remedy against any real or personal property of any Borrowers, Credit Party or Guarantor, or (vii) from taking any other action or pursuing any other right or remedy that Lender is permitted to pursue under the Loan Documents, or in law or equity. Notwithstanding the foregoing, the releases and waivers set forth in this Section 3.9(a) shall apply only to Injunctive Relief based on alleged acts or omissions of Lender which occurred prior to the Effective Date of this Forbearance Agreement.

            (b) Each of the Releasing Parties hereby fully, forever and irrevocably release, waive and relinquish any claim or cause of action (collectively, "Lender Liability Claims") that the Releasing Parties now have or in the future may have against Lender to the effect that, prior to the Effective Date of this Forbearance Agreement: (i) Lender committed a breach or default under any of the Loan Documents, or (ii) Lender conspired with the executive officers of IHHI to deprive OC-PIN of its stock ownership in IHHI or otherwise inflicted any actionable damage on OC-PIN, or (iii) Lender committed an act not permitted by the Loan Documents or applicable law, or (iv) Lender omitted to take an act required by the Loan Documents or under applicable law, or (v) any of the Loan Documents (including, but not limited to, the OC-PIN Guaranty) or this Forbearance Agreement is/are invalid or unenforceable in whole or in part for any reason, or (vi) Lender suggested, implied, induced, cajoled or required that IHHI include any terms or conditions in any agreements between IHHI and OC-PIN (including, but not limited to, the First Amendment ), or (vii) Lender


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

suggested, implied, induced, cajoled or required that IHHI not include any terms or conditions in any agreements between IHHI and OC-PIN (including, but not limited to, the First Amendment), or (viii) Lender improperly interfered with or improperly exercised any control over the Borrowers, or (ix) that Lender breached in any way any alleged duty of good faith or fair dealing, or any alleged duty of commercial reasonableness, or any quasi-duty, or any implied duty, or (x) that Lender committed any unlawful, unfair or fraudulent business act or practice, or (xi) that Lender engaged in any unfair, deceptive, untrue or misleading advertising, or (xii) that Lender committed any act prohibited by California Business and Professions Code Section 17500, or (xiii) that Lender engaged in predatory lending practices, or (xiv) that Lender engaged in or committed any act or omission which constitutes fraud, duress, negligence, conversion, defamation or infliction of emotional distress, or (xv) that Lender interfered with IHHI's prospective business advantage, or (xvi) that Lender interfered with IHHI's contractual relations.

            (c) In order to induce Lender to enter into this Forbearance Agreement and to agree to the terms of Lender's Agreement to Forbear, effective upon the Effective Date of this Forbearance Agreement, each of the Releasing Parties fully, forever and irrevocably releases, waives, relinquishes and discharges Lender and its successors and assigns, predecessors, related or affiliated companies or entities, and their respective officers, directors, shareholders, agents, employees, attorneys and representatives (collectively, the "Lender Released Parties") from any and all claims, rights, demands, debts, causes of action, charges, expenses, damages, attorneys' fees and costs, obligations or liabilities of any and every kind, nature and character whatsoever, whether or not now known, suspected or unsuspected, which any of the Releasing Parties may have had, may now have or may in the future claim to have against the Lender Released Parties arising out of, or related in any manner to any alleged act or omission to act which occurred prior to the Effective Date of this Forbearance Agreement.

      The Releasing Parties hereto have been fully advised by their respective attorneys of the contents and effect of Section 1542 of the Civil Code of California upon the rights of each of them, which reads as follows:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

EACH OF THE RELEASING PARTIES ACKNOWLEDGES THAT THEY MAY HAVE SUSTAINED DAMAGES, LOSSES, FEES, COSTS OR EXPENSES WHICH ARE PRESENTLY UNKNOWN AND UNSUSPECTED, AND, NOTWITHSTANDING THE PROVISIONS OF SECTION 1542, AND ARE EXPRESSLY WAIVING THE SAME. EACH OF THE RELEASING PARTIES AGREES THAT IT INTENDS TO RELEASE EVEN UNKNOWN OR UNSUSPECTED CLAIMS. EACH OF THE RELEASING PARTIES REPRESENTS THAT IT HAS CONSULTED WITH ITS LEGAL COUNSEL REGARDING ITS CLAIMS AND POTENTIAL CLAIMS AGAINST LENDER, AND HAS CAREFULLY READ AND UNDERSTAND ALL THE PROVISIONS OF THIS FORBEARANCE AGREEMENT, AND HAS VOLUNTARILY ENTERED INTO THIS FORBEARANCE AGREEMENT.


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            3.10 Covenants Not To Sue. Each of the Releasing Parties hereby promises, covenants and agrees not to sue Lender, and not to bring any legal action or proceeding of any kind against Lender, in any court or administrative proceeding, in any venue, which legal action or proceeding directly or indirectly seeks to (a) obtain or procure issuance of any temporary restraining order, or a preliminary injunction, or a permanent injunction, or any other equitable or provisional relief against Lender based on acts or omissions which occurred prior to the Effective Date of this Forbearance Agreement, or (b) impose any Lender Liability Claims on or against Lender based on acts or omissions which occurred prior to the Effective Date of this Forbearance Agreement, or (c) obtain or impose on Lender any Injunctive Relief based on acts or omissions which occurred prior to the Effective Date of this Forbearance Agreement, or (d) which legal action or proceeding violates any covenant, condition, representation or warranty made by the Releasing Parties in this Forbearance Agreement.

            3.11 Indemnity. Each Borrower, Credit Party and Guarantor hereby jointly and severally agrees to and shall indemnify, defend, protect and hold Lender and each of its Affiliates and their respective officers, directors, members, employees, attorneys, agents, and representatives (each, an "Indemnified Person") free and harmless from and against any and all legal actions, suits, proceedings or claims brought or asserted against any Indemnified Person for damages, losses, liabilities and expenses (including reasonable attorneys' fees, witness and expert witness fees, court fees and charges, and disbursements and other costs of investigation or defense, including those incurred upon any appeal or in any Bankruptcy Proceeding defined below) (collectively the "Indemnified Liabilities") directly or indirectly arising out of or relating to (a) the execution and delivery of this Forbearance Agreement by an Indemnified Person, or (b) the execution and delivery of any Loan Document by an Indemnified Person, or (c) the making of the Loan by an Indemnified Person, or (d) a Lender Liability Claim brought or asserted against an Indemnified Person; provided, that neither Borrowers nor Credit Party nor Guarantor shall be liable for any Indemnified Liabilities to the extent that such Indemnified Liability directly results from the accused Indemnified Person's own gross negligence or willful misconduct; and the liability of the Credit Party for the Indemnified Liabilities shall not exceed the liability limitations set forth in Section 1.10 in the Credit Agreement. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS FORBEARANCE AGREEMENT OR TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF HAVING EXECUTED THIS AGREEMENT OR AS A RESULT OF ANY CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

            3.12 Absence of PCHI and Ganesha; Release and Indemnity. Lender, Borrowers, Credit Party and Guarantor acknowledge that PCHI and Ganesha are also parties to some but not all of the Loan Documents, and that PCHI and Ganesha refused to execute this Forbearance Agreement. Nonetheless, Lender, Borrowers, Credit Party and Guarantor have determined it to be in their respective best interests to proceed without PCHI and Ganesha, and therefore have agreed to execute this Forbearance Agreement and comply with its terms and conditions despite the fact that PCHI and Ganesha refused to execute the same.

            (a) Lender, Borrowers, Credit Party and Guarantor, together with their respective officers, directors, shareholders, members, managers, employees, agents, representatives and assigns, hereby fully, forever and irrevocably release, waive and relinquish their right to file in any court in any venue any legal action or proceeding against any other party to this Forbearance Agreement, which legal action or proceeding alleges directly or indirectly that this Forbearance Agreement is unenforceable because PCHI and/or Ganesha are not parties to this Forbearance Agreement. Lender, Borrowers, Credit Party and Guarantor each agree that the foregoing release, waiver and relinquishment is intended to constitute a material inducement to each of the other parties to execute and deliver this Forbearance Agreement.

            (b) Borrowers, Credit Party and Guarantor hereby jointly and severally agree to and shall indemnify, defend, protect and hold each Indemnified Person (as defined in Section 3.11 above) free and harmless from and against any and all legal actions, suits, proceedings or claims brought or asserted against any Indemnified Person for any Indemnified Liabilities (defined in Section 3.11 above) directly or indirectly arising out of or relating to (a) the execution and delivery of this Forbearance Agreement by an Indemnified Person, (b) the execution and delivery of this Forbearance Agreement by any of the Borrowers, or Credit Party, or Guarantor, (c) the refusal of PCHI and/or Ganesha to execute and deliver this Forbearance Agreement, or (d) any damage or injury claimed by PCHI and/or Ganesha against an any Indemnified Person as a direct or indirect consequence of the execution and delivery of this Forbearance Agreement by Lender, Borrowers, Credit Party and Guarantor.

4. REPRESENTATIONS AND WARRANTIES. To induce Lender to forbear from pursuing its rights and remedies under the Loan Documents, Borrowers, Credit Party and Guarantor jointly and severally make the following representations and warranties to Lender, each and all of which shall survive the execution, delivery, expiration or earlier termination of this Forbearance Agreement.

            4.1 Existence; Compliance with Applicable Laws. Each Borrower, Credit Party and Guarantor (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization; (b) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (c) has the requisite power and authority and the legal right to own, pledge, mortgage, or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now conducted or proposed to be conducted; and (d) is in compliance with its articles of incorporation or articles of organization, and its bylaws and operating agreements, as applicable.

            4.2 Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each Borrower, Credit Party and Guarantor (individually a "Person") of this Forbearance Agreement is: (a) within such Person's power; (b) have been duly authorized by all necessary corporate or limited liability company action; (c) does not contravene any provision of such Person's articles, bylaws, agreement of organization, or operating agreement as applicable; (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) does not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Lender pursuant to the Loan Documents; and (g) does not require the consent or approval of any Governmental Authority or any other Person. This Forbearance Agreement shall be duly executed and delivered by each Borrower, Credit Party and Guarantor and shall constitute a legal, valid and binding obligation of each such Borrower, and Credit Party, and Guarantor, enforceable against it in accordance with its terms.

      4.3 Ratification of Loan Documents. Each Borrower, Credit Party and Guarantor hereby ratifies and confirms that (a) each and every of the Loan Documents remains enforceable according to their terms, and (b) there are no known defenses and they have no known defenses to enforcement of the Loan Documents according to their terms.

      4.4 Other Obligations Subordinate to Obligations in Loan Documents. Each Borrower, Credit Party and Guarantor represents and warrants that all loans, debts, agreements, liabilities and other obligations of said parties are subordinate to their obligation to repay the Obligations set forth in the Loan Documents.

      4.5 No Litigation. No action, claim, lawsuit, demand, investigation or proceeding is now pending or threatened against any Borrower or Credit Party or Guarantor before any Governmental Authority or before any arbitrator or panel of arbitrators; and no Borrower, Credit Party or Guarantor has brought an action, claim, lawsuit, demand, investigation or proceeding against Lender.

      4.6 Confirmation of Loan Documents; Confirmation of Guaranties; Unconditional Obligations; Waivers. Each of the Borrowers, Credit Party, and Guarantor hereby reaffirms, remakes and confirms each of their respective representations and warranties made in each of the Loan Documents. In addition, Guarantor reaffirms and remakes each of its obligations under its Guaranty and reaffirms and restates each and every term, condition, and provision of its Guaranty. In addition, Guarantor hereby agrees that its obligations under its Guaranty shall be unconditional, irrespective of (a) the absence of any attempt to collect the Loan from Borrower or any other Guarantor or other action to enforce the same, (c) the absence of PCHI and Ganesha as parties to this Forbearance Agreement, (d) the waiver or consent by Lender with respect to any provision of any of the Loan Documents, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (e) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (e) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code, or (f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claims for repayment of the Loan. Guarantor further reaffirms that its obligations under its Guaranty are primary and are separate and distinct from Borrower's obligations. Guarantor further represents and warrants that it has no defenses or claims against Lender that would or might affect the enforceability of its Guaranty and that its Guaranty remains in full force and effect. Guarantor irrevocably and permanently waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claim arising from the existence of performance of its Guaranty which Guarantor may now or hereafter have against Borrower or any other person or entity (or their respective properties) directly or contingently liable for said obligations. Guarantor understands that if Lender forecloses by trustee's sale on one or more of the Deeds of Trust, Guarantor would then have a defense preventing Lender from thereafter enforcing said Guarantor's liability for the unpaid balance of the Loan. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the Loan is secured by real property. This means, among other things: (i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property collateral pledged by Borrower: (A) the amount of the Loan may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Loan is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon
Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or similar laws in other states. Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed said Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

      4.7 Waiver of Objection to Lender's Motion for Relief from Automatic Stay. As consideration for and as an inducement to Lender to enter into this Forbearance Agreement, each Borrower, Credit Party and Guarantor represents and warrants that (a) should any Borrower or Credit Party or Guarantor file a petition or have a petition filed against it seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law ("Bankruptcy Proceeding"), and (b) should Lender become subject to any automatic stay imposed in said Bankruptcy Proceeding, then (c) each Borrower, Credit Party and Guarantor which is subject to a Bankruptcy Proceeding hereby irrevocably and unequivocally agree that it shall not object to nor file any motion or pleading or document in objection to, any motion filed by the Lender in the Bankruptcy Proceeding seeking relief from the automatic stay.

      4.8 No Defaults. Except for the referenced Events of Default, no other known breaches, defaults or Events of Default have occurred under the Loan Documents, the Environmental Indemnity and the OC-PIN Guaranty, which have not been cured or which are continuing.

      4.9 No Offsets. Each Borrower, Credit Party and Guarantor represents and warrants that it has no offset, credit, claim or setoff against any amount due or owing under the Loan Document, including but not limited to the aggregate total of $63,533,555.57 in principal and interest due and owing on the Loan as of May 18, 2005.

      4.10 Authorizing Resolutions. Attached hereto as Exhibit "D" is the Unanimous Resolution of the Board of Directors of IHHI authorizing IHHI to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "E" is the Unanimous Resolution of the Board of Directors of WMC-SA authorizing WMC-SA to execute this Forbearance

Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "F" is the Unanimous Resolution of the Board of Directors of WMC-A authorizing WMC-A to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "G" is the Unanimous Resolution of the Board of Directors of Coastal authorizing Coastal to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "H" is the Unanimous Resolution of the Board of Directors of Chapman authorizing Chapman to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "J" is the Unanimous Resolution of the Managers of West Coast authorizing West Coast to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein. Attached hereto as Exhibit "L" is the Unanimous Resolution of the Managers of OC-PIN authorizing OC-PIN to execute this Forbearance Agreement and to agree to the terms and conditions set forth herein.

      4.11 Advice of Legal Counsel. Each Borrower, Credit Party and Guarantor represents, warrants and covenants that it has consulted with and received advice from its own legal counsel, that it has read this Forbearance Agreement and/or that its legal counsel has explained the contents of this Forbearance Agreement, that it understands the terms and conditions of this Forbearance Agreement, that it understands the legal consequences of executing this Forbearance Agreement, and agrees to execute the same.

5. EVENTS OF DEFAULT; RIGHTS AND REMEDIES

      5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Forbearance Agreement:

            (a) Borrower fails to pay the Prepayment Amount to Lender on or before expiration of the Forbearance Period.

            (b) Any of the Borrowers, and/or Credit Party, and/or Guarantor, and/or any New Investor, for any reason fails to contribute all of the New Capital to IHHI prior to expiration of the Forbearance Period on the terms and conditions required by this Forbearance Agreement.

            (c) By expiration of the Forbearance Period, IHHI for any reason fails to have total paid-in-capital which equals or exceeds $30,000,000.

            (d) An Event of Default (other than the Events of Default existing as of the Effective Date of this Forbearance Agreement) occurs under any of the Loan Documents, the OC-PIN Guaranty, or the Environmental Indemnity.

            (e) A case or proceeding is commenced against any Borrower or Credit Party or Guarantor seeking a decree or order in respect of such Borrower or Credit Party or Guarantor (i) under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or Credit Party or Guarantor or for any substantial part of any such Borrower's or Credit Party's or Guarantor's assets, or (iii) ordering the winding-up or liquidation of the affairs of such Borrower or Credit

Party or Guarantor, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or a decree or order granting the relief sought in such case or proceeding is granted by a court of competent jurisdiction.

            (f) Any Borrower or Credit Party or Guarantor (i) files a petition seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consents to or fails to contest in a timely and appropriate manner the institution of proceedings thereunder or the filing of any such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or Credit Party or Guarantor or for any substantial part of any such Borrower's or Credit Party's or Guarantor's assets, (iii) makes a general assignment for the benefit of creditors, (iv) takes any action in furtherance of any of the foregoing; or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due.

            (g) Any Borrower or Credit Party or Guarantor enters into any agreement with any other lender, creditor or third party which materially impairs the ability of any Borrower, Credit Party or Guarantor to perform their obligations under this Forbearance Agreement or to perform their obligations under the Loan Documents.

            (h) Any Borrower or Credit Party or Guarantor commits a breach or default under this Forbearance Agreement (other than those referenced in Sections 5.1(a) through and including (g) hereinabove) and the same remains uncured for five (5) or more calendar days after receipt of notice thereof from Lender.

      5.2 Remedies. If an Event of Default occurs under this Forbearance Agreement, Lender may, without notice, terminate Lender's Agreement to Forbear, in which event Lender shall have the right in its sole and absolute discretion, but not the obligation, to (a) record the Notices of Default with respect to each of the Deeds of Trust and proceed with the non-judicial foreclosure process, (b) file, serve, take or initiate any legal action or proceeding against any one or more of the Borrowers, Credit Party or Guarantor that Lender is permitted to take under the Loan Documents (including, but not limited to, filing a complaint for judicial foreclosure, and/or filing a complaint to enforce the obligations of OC-PIN under its Guaranty), (c) pursue each and every of the other rights and remedies granted to Lender in the Loan Documents, the OC-PIN Guaranty, and the Environmental Indemnity, (d) maintain the Default Interest in force and effect, (e) exercise any rights and remedies against PCHI and/or Ganesha granted to Lender in the Loan Documents, and (f) either continue in effect the suspension of the Line of Credit facility with respect to further Advances or terminate the Line of Credit facility with respect to further Advances, in Lender's sole and absolute discretion.

      5.3 Waivers. Each Borrower, Credit Party and Guarantor agrees as follows:

            (a) Except as otherwise provided for in this Forbearance Agreement or by applicable law, each Borrower, Credit Party and Guarantor waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, (ii) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal, marshaling and exemption laws.

            (b) One or more persons who may be a director, or an officer, or a shareholder, or a manager, or a member, of a Borrower or Credit Party or Guarantor, may also be a director, or an officer, or a shareholder, or a manager, or a member, in another Borrower or Credit Party or Guarantor. If said person is in a position to manage or control one or both of said Borrowers, or Credit Party, or Guarantor, said person may be deemed to be an "Insider" as that term is defined in 11 U.S.C. ss. 101. If any Borrowers or Credit Party or Guarantor have or share an Insider, then each such Borrower and/or Credit Party and/or Guarantor that has or shares an Insider hereby expressly waives, covenants and agrees not to bring or assert any cause of action or claim (as defined in 11 U.S.C. ss. 101) against any other Borrower or Credit Party or Guarantor that it may now have or that it may hereafter have, which cause of action or claim seeks to prevent any Borrower or Credit Party or Guarantor from making a payment to Lender of any amounts which said Borrower or Credit Party or Guarantor is obligated to make to Lender under this Forbearance Agreement or under any of the Loan Documents.

6. MISCELLANEOUS

      6.1 Complete Agreement. This Forbearance Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof.

      6.2 Amendments and Waivers. Except for actions expressly permitted to be taken by Lender, no amendment, modification, termination or waiver of any provision of this Forbearance Agreement shall be effective unless the same shall be in writing and signed by the Lender and the Borrowers, Credit Party and Guarantor.

      6.3 Reimburse Lender for All Fees and Expenses. Borrowers hereby agree to and shall (a) on the Effective Date, pay to Lender all attorneys' fees (including in-house counsel and outside counsel), costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by Lender in connection with the Events of Default and this Forbearance Agreement, and (b) following the Effective Date, within ten (10) calendar days of receipt of written demand therefore, reimburse Lender for all attorneys' fees (including in-house counsel and outside counsel), costs, charges, expenses, foreclosure fees, trustee fees, recording charges, consultants fees, appraisal fees and other costs or expenses directly or indirectly paid or incurred by Lender in connection with the Events of Default and this Forbearance Agreement. If Borrower for any reason fails to reimburse Lender the referenced fees and costs within ten (10) calendar days of receipt of written demand therefore, Lender shall have the right, without further notice, to make a draw upon the Line of Credit in the name and for the benefit of Borrower in the amount of the fees and costs demanded. In said event, the amount drawn by Lender shall automatically be deemed a Line of Credit Advance made by Borrower from the Line of Credit pursuant to Section 1.1(b)(i) of the Credit Agreement and the same shall be repaid by Borrower pursuant to the terms of the Line of Credit Note.

      6.4 No Waiver. Lender's failure, at any time or times, to require strict performance by the Borrowers and the Credit Party and the Guarantor of any provision of this Forbearance Agreement or any other Loan Document shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same is of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Borrower or Credit Party or Guarantor contained in this Forbearance Agreement, and no Event of Default, shall be deemed to have been suspended or waived by Lender, unless an unequivocal waiver or suspension is set forth in a writing signed by Lender.

      6.5 Remedies. Lender's rights and remedies under this Forbearance Agreement shall be cumulative and nonexclusive of any other rights and remedies that Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise.

      6.6 Severability. Wherever possible, each provision of this Forbearance Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Forbearance Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Forbearance Agreement.

      6.7 Survival. Each and every of the promises, covenants, representations, warranties, obligations, releases, waivers and indemnities of the parties to this Forbearance Agreement and the parties to the Loan Documents shall survive the expiration or termination of this Forbearance Agreement, the expiration or termination of Lender's Agreement to Forbear, and the expiration or termination of the Forbearance Period.

      6.8 Conflict of Terms. Except as otherwise provided in this Forbearance Agreement, if any provision contained in this Forbearance Agreement conflicts with any provision in any of the Loan Documents, the provision contained in this Forbearance Agreement shall govern and control.

      6.9 Confidentiality. Each of the Borrowers, Credit Party and Guarantor and Lender covenants and agrees to keep and maintain this Forbearance Agreement, the terms and conditions set forth in this Forbearance Agreement, and all documents and instruments executed or delivered in connection with this Forbearance Agreement (hereinafter, "Confidential Information") confidential for a period of two (2) years following the Effective Date hereof, except that Confidential
Information: (a) may be disclosed to persons employed or engaged by Lender and the Borrowers, Credit Party and Guarantor; (b) may be disclosed as required or requested by any Governmental Authority or reasonably believed (based on advice of counsel) to be compelled by any court decree, subpoena or legal or administrative order or process; (c) may be disclosed to as required by law; (d) may be disclosed in connection with the exercise by Lender of any right or remedy granted to it under the Loan Documents and/or this Forbearance Agreement or in connection with any legal action or proceeding relative enforcing or interpreting any of the Loan Documents and/or this Forbearance Agreement; or (e) may be disclosed to if the Confidential Information ceases to be confidential through no fault of any of the parties to this Forbearance Agreement. If any party to this Forbearance Agreement is required in any proceeding, by any court decree, subpoena or legal or administrative order or process, to disclose any Confidential Information, said party will use commercially reasonable efforts to give the other Borrowers and Credit Party and Guarantor and Lender, as applicable, prompt written notice of such request so that any Borrower or Credit Party or Guarantor or Lender may seek an appropriate protective order. If in the absence of a protective order, a party to this Forbearance Agreement is compelled in a proceeding to disclose any such Confidential Information, the disclosing party may disclose such portion of such Confidential Information that it is compelled to disclose; provided, however, that the disclosing party agrees to and shall use commercially reasonable efforts to provide Borrowers and to Credit Party and to Guarantor and to Lender, as applicable, written notice of the information to be disclosed as far in advance of its disclosure as is practicable.

      6.10 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS FORBEARANCE AGREEMENT AND THE OBLIGATIONS SET FORTH HEREIN SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER AND CREDIT PARTY AND GUARANTOR AND LENDER HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA AND/OR THE FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA USING NEVADA LAW, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWERS AND THE CREDIT PARTY AND THE GUARANTOR ON THE ONE HAND, AND LENDER, ON THE OTHER HAND, PERTAINING TO THIS FORBEARANCE AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT. PROVIDED HOWEVER, NOTHING IN THIS FORBEARANCE AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN THE STATE OF CALIFORNIA, UNDER CALIFORNIA LAW, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS SET FORTH IN THE LOAN DOCUMENTS OR IN THIS FORBEARANCE AGREEMENT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER AND CREDIT PARTY AND GUARANTOR AND LENDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION(S) IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT(S), AND EACH BORROWER, CREDIT PARTY, GUARANTOR, AND LENDER HEREBY WAIVES ANY OBJECTION THAT SUCH BORROWER OR CREDIT PARTY OR GUARANTOR OR LENDER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS

DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER, CREDIT PARTY, GUARANTOR AND LENDER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER, CREDIT PARTY, GUARANTOR OR TO LENDER AT THE ADDRESS SET FORTH IN ANNEX D OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S, CREDIT PARTY'S, GUARANTOR'S OR LENDER'S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID.

      6.11 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Forbearance Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered upon the earlier of: (a) actual receipt; or (b) three
(3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with postage prepaid; or (c) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as provided in this Section 6.11(b) above); or (d) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (e) when delivered, if hand-delivered by messenger. All of the foregoing shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Annex D to the Credit Agreement or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated in Annex D to the Credit Agreement to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      6.12 No Third Party Beneficiaries. The undersigned do not intend that there are or will be, and there are not, any third party beneficiaries to this Forbearance Agreement, including any debtor or trustee in bankruptcy or successor-in-interest to any of the undersigned.

      6.13 Time. Time is of the essence of this Forbearance Agreement.

      6.14 Attorneys' Fees and Costs. If any party to this Forbearance Agreement institutes a suit against any other party to this Forbearance Agreement for violation of or to enforce or interpret this Forbearance Agreement, or if any party to this Forbearance Agreement intervenes in any suit in which any other party to this Forbearance Agreement seeks to enforce or protect its interest or rights hereunder, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees, costs of suit, filing fees and charges, expert witness fees, fees of any arbitrators or mediators, printing, copying, telephone and facsimile expenses, messenger and courier services costs, and other similar costs or expenses of suit.

      6.15 Section Titles. The Section titles contained in this Forbearance Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      6.16 Counterparts. This Forbearance Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

      6.17 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER, ANY BORROWER AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS FORBEARANCE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

      6.18 Reinstatement. This Forbearance Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower or Credit Party or Guarantor for liquidation or reorganization, should any Borrower or Credit Party or Guarantor become insolvent or make a general assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Borrower's or Credit Party's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      6.19 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Forbearance Agreement with its counsel and has received and considered the advice of its counsel.

      6.20 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Forbearance Agreement. In the event an ambiguity or question of intent or interpretation arises, this Forbearance Agreement shall be construed as if drafted jointly by all parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Forbearance Agreement.

      6.21 Exhibits. Exhibits "A", "B", "C", "D", "E", "F", "G", "H", "I", "J",
"K" and "L" attached to this Forbearance Agreement are incorporated by this reference as if fully set forth herein.

      6.22 Authority. The persons signing below represent and warrant that they have the requisite authority to bind the entities on whose behalf they are signing.

      IN WITNESS WHEREOF, this Forbearance Agreement has been duly executed as of the date first written above.

                            BORROWERS:

                            INTEGRATED HEALTHCARE HOLDINGS, INC.
                            a Nevada corporation


                            By:   /s/ Larry B. Anderson
                                  --------------------------------------------
                                  Larry B. Anderson, President

                            WMC-SA, INC.,
                            a California corporation



                            By:   /s/ Larry B. Anderson
                                  --------------------------------------------
                                  Larry B. Anderson, President


                            WMC-A, INC.
                            a California corporation



                            By:   /s/ Larry B. Anderson
                                  --------------------------------------------
                                  Larry B. Anderson, President


                            COASTAL COMMUNITIES HOSPITAL, INC.
                            a California corporation



                            By:   /s/ Larry B. Anderson
                                  --------------------------------------------
                                  Larry B. Anderson, President



                           [SIGNATURE PAGE CONTINUES]

                            CHAPMAN MEDICAL CENTER, INC.,
                            a California corporation


                            By:         /s/ Larry B. Anderson
                                  --------------------------------------------
                                  Larry B. Anderson, President



                            CREDIT PARTY:

                            WEST COAST HOLDINGS, LLC,
                            a California limited liability company,



                            By:            /s/ Anil Shah
                                     -----------------------------------
                                     Anil V. Shah, M.D., Manager





                            GUARANTOR:

                            ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, \ a Nevada limited liability company,



                            By:            /s/ Anil Shah
                                     -----------------------------------------
                                     Anil V. Shah, M.D., Manager





                            LENDER:

                            MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation,



                            By:            /s/ Joseph Lampariello
                                     ----------------------------------------
                                     Joseph J. Lampariello, President and COO

                                   EXHIBIT "A"



May 9, 2005

VIA FEDERAL EXPRESS (TELEPHONE:                               VIA FEDERAL EXPRESS (TELEPHONE:  714-935-3575), AND VIA
714-434-9191), AND VIA FACSIMILE                              FACSIMILE (714-434-9505), AND VIA U.S. MAIL (POSTAGE
(714-434-9505), AND VIA U.S. MAIL                             PREPAID, REGISTERED OR CERTIFIED, RETURN RECEIPT
(POSTAGE PREPAID, REGISTERED OR CERTIFIED, RETURN RECEIPT     REQUESTED)
REQUESTED)


INTEGRATED HEALTHCARE HOLDINGS, INC.                          INTEGRATED HEALTHCARE HOLDINGS, INC.
c/o Mogel Management Group, LLC                               1301 North Tustin Avenue
695 Town Center Drive, Suite 260                              Santa Ana, California 92705
Costa Mesa, California 92626                                  Attn:  Larry Anderson, President
Attn:  Larry Anderson, President                              Bruce Mogel, CEO
Bruce Mogel, CEO

AND TO THE CO-BORROWERS, CREDIT PARTY, GUARANTOR AND THEIR
RESPECTIVE ATTORNEYS IDENTIFIED IN ANNEX A ATTACHED TO THIS
LETTER

Re:      Notice of Events of Default
         Credit Agreement Dated as of March 3, 2005
         File No.: 2994-128721



         Gentlemen:

         As you know, we are legal counsel to MEDICAL PROVIDER FINANCIAL CORPORATION II ("Medical Provider"). Medical Provider (as "Lender") and Integrated Healthcare Holdings, Inc. ("IHHI"), WMC-SA, Inc. ("WMC-SA"), WMC-A, Inc. ("WMC-A"), Coastal Communities Hospital, Inc. ("Coastal") and Chapman Medical Center, Inc. ("Chapman") (IHHI, WMC-SA, WMC-A, Coastal and Chapman

INTEGRATED HEALTHCARE HOLDINGS, INC.
Re:   Notice of Events of Default
Credit Agreement Dated as of March 3, 2005
May 9, 2005
Page 22

collectively as "Borrowers") are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). Pacific Coast Holdings Investment, LLC ("PCHI"), Ganesha Realty, LLC ("Ganesha"), and West Coast Holdings, LLC ("West Coast") (collectively as "Credit Party") are also parties to the Credit Agreement. Pursuant to the Credit Agreement, Lender made available to the Borrowers the Acquisition Loan and the Line of Credit Commitment (together, the "Loan").

         Borrowers have committed the following Events of Default under the Credit Agreement:

         a. Section 1.2(b)(ii) of the Credit Agreement provides as follows:

         In addition to the foregoing, if by the date which is thirty (30) calendar days from the Closing Date ("Mandatory Prepay Date"), Borrowers for any reason fail to acquire all of the Condominium Units from Sellers as provided in the Asset Sale Agreement with capital contributed to IHHI by its shareholders, then Borrowers agree to and shall on the Mandatory Prepay Date prepay the amount of $5,000,000 against outstanding principal balance of the Loans. Said $5,000,000 must consist of capital contributed to IHHI by its shareholders and may not constitute funds borrowed from any source. Said mandatory $5,000,000 prepayment shall be applied to the principal balance of the Acquisition Loan outstanding to Borrowers.

         Borrowers failed to purchase the Condominium Units and failed to prepay the $5,000,000 by the Mandatory Prepay Date, therefore Borrowers have committed an Event of Default under Sections 8.1(a) and (b) of the Credit Agreement.

         b. Section 8.1(v) of the Credit Agreement provides as follows:

                  8.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

                  (v) A Material Adverse Effect shall exist as determined in the sole judgment of Lender."(1)

----------------------
(1) "Material Adverse Effect" is defined in Annex A to the Credit Agreement to mean "a material adverse effect on (a) the business, assets, operations, or financial or other condition of the Borrowers considered as a whole, (b) Borrowers' ability to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement, (c) the Collateral or Lender's Liens on the Collateral or the priority of such Liens, or (d) Lender's rights and remedies under the Agreement and the other Loan Documents.

INTEGRATED HEALTHCARE HOLDINGS, INC.
Re:   Notice of Events of Default
Credit Agreement Dated as of March 3, 2005
May 9, 2005
Page 23

         Lender has determined that a combination of the following factors constitutes a Material Adverse Effect under the Credit Agreement: (i) pursuant to a Stock Purchase Agreement dated January 28, 2005 between IHHI and OC-PIN, OC-PIN promised, but failed, to invest $30,000,000 in IHHI for an aggregate 108,000,000 shares of common stock of IHHI; (ii) IHHI represented to Lender that OC-PIN would invest $30,000,000 in IHHI, and Lender relied on that representation when it agreed to make the Loan; (iii) IHHI failed by the Mandatory Prepay Date to either purchase the Condominium Units or make the mandatory $5,000,000 prepayment to Lender; (iv) in the approximate two month period since closing of the Loan, Borrower has borrowed $13,200,000 from the Line of Credit Loan, which is approximately $5,000,000 more than Borrower represented to Lender that it would borrow during that same time period; (v) Borrower is incurring significantly higher interest expenses than it originally projected because it has been required to borrow more money on the Line of Credit Loan than originally intended, in order to make up for the cash shortfall caused by OC-PIN's failed to invest the promised $30,000,000; and (vi) due to the foregoing, Lender believes that, without infusion of the entire $30,000,000 as promised, there is a substantial likelihood that Borrower will soon exhaust the Line of Credit Loan and run out of cash to operate the Hospital Facilities. Therefore, Lender has determined that a Material Adverse Effect has occurred and that an Event of Default under Section 8.1(v) of the Credit Agreement exists and is continuing.

         Pursuant to and as provided by Section 8.2(a) of the Credit Agreement, from and after the date of this Notice, and so long as the referenced Events of Default are continuing, the interest rates applicable to the Loans is hereby increased to the Default Rate, and all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations.

         Pursuant to and as provided by Section 8.2(a) of the Credit Agreement, Lender hereby suspends the Line of Credit facility with respect to additional Advances, and any additional Advances will be made or incurred in Lender's sole discretion, at the Default Rate, so long as such Events of Default are continuing.

         Pursuant to and as provided by Section 8.2(b) of the Credit Agreement, Lender hereby declares all of the Obligations, including but not limited to the Loan, to be forthwith due and payable. The total amount of principal due and owing under the Acquisition Loan is $50,000,000, plus accrued plus unpaid interest through May 8, 2005 in the amount of $583,333.33, and the total amount of principal due and owing under the Line of Credit Loan is $13,200,000, plus $154,000 in accrued but unpaid interest through May 8, 2005. Additional accrued but unpaid interest (at the Default Rate), attorneys' fees and costs, costs of collection, trustee's fees and costs, and all other fees, charges and expenses paid or incurred by Lender will be in addition to the foregoing.

INTEGRATED HEALTHCARE HOLDINGS, INC.
Re:   Notice of Events of Default
Credit Agreement Dated as of March 3, 2005
May 9, 2005
Page 24

         Be advised that Lender has the right, but is under no legal obligation to, discuss and negotiate with any Borrower, any Credit Party or any Guarantor with respect to the foregoing. In no event will any such discussion or negotiation with any Borrower, any Credit Party or any Guarantor be construed as a forbearance by Lender of the right to exercise its rights and remedies under the Loan Documents, the Guaranties, or applicable law. Further, no discussion or negotiation with any Borrower, any Credit Party, or any Guarantor shall constitute a waiver, amendment or modification of any Loan Document or Guaranty. The failure or delay by Lender to exercise any of its rights and remedies under the Loan Documents or Guaranties, or under applicable law, shall not constitute a waiver of Lender's right to exercise the same at any time or from time to time.

Very truly yours,




Gary C. Sheppard
Sedgwick, Detert, Moran & Arnold LLP

GCS/ms

Annex A Attached

cc:      Joey Lampariello, President and COO (via email)
         Adam Field, Sr. Vice President Development (via email)
         Thomas Fazio, General Counsel (via email)

INTEGRATED HEALTHCARE HOLDINGS, INC.
Re:   Notice of Events of Default
Credit Agreement Dated as of March 3, 2005
May 9, 2005
Page 1

                        ATTACHMENT A TO NOTICE OF DEFAULT

          NOTICE ADDRESSES OF CO-BORROWERS, CREDIT PARTY AND GUARANTOR

DELIVER A SEPARATE COPY TO EACH ADDRESSEE IDENTIFIED BELOW BY FACSIMILE AND, ON
   THE SAME DAY, DEPOSIT A COPY IN THE U.S. MAIL ADDRESSED TO EACH ADDRESSEE (POSTAGE PREPAID, REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED)

To:                        WMC-SA, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260
                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505

To:                        WMC-A, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260
                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505

To:                        COASTAL COMMUNITIES HOSPITAL, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260
                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505

INTEGRATED HEALTHCARE HOLDINGS, INC.
Re:   Notice of Events of Default
Credit Agreement Dated as of March 3, 2005
May 9, 2005
Page 2

To:                        CHAPMAN MEDICAL CENTER, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260
                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505

To:                        Hooper Lundy & Bookman, Inc.
                           1875 Century Park East, Suite 1600
                           Los Angeles, CA 90067-3208
                           Attn:  Todd E. Swanson, Esq.
                           Ph:    310-551-8195
                           Fax:   310-551-8181

To:                        PACIFIC COAST HOLDINGS INVESTMENTS, LLC
                           2621 S. Bristol Street Suite 108
                           Santa Ana, CA 92704
                           Attn:  Anil Shah, Co-Manager
                           Ph:    714-290-5322
                           Fax:   714-297-9588

To:                        PACIFIC COAST HOLDINGS INVESTMENTS, LLC
                           c/o Strategic Global Management, Inc.
                           6800 Indiana Avenue, Suite 130
                           Riverside, California 92506
                           Attn:  Dr. Chaudhuri William Thomas, Esq.
                           Ph:    951-782-8812
                           Fax:   951-766-9944

To:                        GANESHA REALTY LLC
                           c/o Strategic Global Management, Inc.
                           6800 Indiana Avenue, Suite 130
                           Riverside, California 92506
                           Attn:  Dr. Chaudhuri William Thomas, Esq.
                           Ph:    951-782-8812
                           Fax:   951-766-9944

INTEGRATED HEALTHCARE HOLDINGS, INC.
Re:   Notice of Events of Default
Credit Agreement Dated as of March 3, 2005
May 9, 2005
Page 3

To:                        WEST COAST HOLDINGS, LLC
                           2621 South Bristol, Suite 108
                           Santa Ana, California 92704
                           Attn:  Anil V. Shah, Manager
                           Ph:   714-290-5322
                           Fax:  714-297-9588

To:                        Hari Lal, Esq.
                           1000 South Anaheim Boulevard, Suite 230
                           Anaheim, CA 92805
                           Ph:   714-635-1646
                           Fax: 714-635-2457

To:                        ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC
                           2621 South Bristol, Suite 108
                           Santa Ana, California 92704
                           Attn:  Anil V. Shah, Manager
                           Ph:   714-290-5322
                           Fax:  714-297-9588

                                   EXHIBIT "B"





May 9, 2005

VIA FEDERAL EXPRESS (TELEPHONE:                               VIA FEDERAL EXPRESS (TELEPHONE:  714-953-3575), AND VIA
714-434-9191), AND VIA FACSIMILE                              FACSIMILE (714-434-9505), AND VIA U.S. MAIL (POSTAGE
(714-434-9505), AND VIA U.S. MAIL                             PREPAID, REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT
(POSTAGE PREPAID, REGISTERED OR CERTIFIED MAIL, RETURN        REQUESTED)
RECEIPT REQUESTED)


INTEGRATED HEALTHCARE HOLDINGS, INC.                          INTEGRATED HEALTHCARE HOLDINGS, INC.
c/o Mogel Management Group, LLC                               1301 North Tustin Avenue
695 Town Center Drive, Suite 260                              Santa Ana, California 92705
Costa Mesa, California 92626                                  Attn:  Larry Anderson, President
Attn:  Larry Anderson, President                                     Bruce Mogel, CEO
       Bruce Mogel, CEO

AND TO THE CO-BORROWERS, CREDIT PARTY, GUARANTOR AND THEIR
RESPECTIVE ATTORNEYS IDENTIFIED IN ANNEX A ATTACHED TO THIS
LETTER

Re:      Notice of Failure To Comply With Covenant
         Credit Agreement Dated as of March 3, 2005
         File No.: 2994-128721



Gentlemen:

      As you know, we are legal counsel to MEDICAL PROVIDER FINANCIAL CORPORATION II ("Medical Provider"). Medical Provider (as "Lender") and Integrated Healthcare Holdings, Inc. ("IHHI"), WMC-SA, Inc. ("WMC-SA"), WMC-A, Inc. ("WMC-A"), Coastal Communities Hospital, Inc. ("Coastal") and Chapman

Medical Center, Inc. ("Chapman") (IHHI, WMC-SA, WMC-A, Coastal and Chapman collectively as "Borrowers") are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). Pacific Coast Holdings Investment, LLC ("PCHI"), Ganesha Realty, LLC ("Ganesha"), and West Coast Holdings, LLC ("West Coast") (collectively as "Credit


Parties") are also parties to the Credit Agreement. Pursuant to the Credit Agreement, Lender made available to the Borrowers, and for the benefit of the Credit Party, the Acquisition Loan and the Line of Credit Commitment (together, the "Loan").

      Borrowers have failed to comply with the following covenant under the Credit Agreement:

      a. Section 2.1(s) of the Credit Agreement provides as follows:

      2.1 Conditions Precedent to the Closing Date. Lender shall not be obligated to take, fulfill, or perform any action hereunder on or after the Closing Date until the following conditions precedent have been satisfied or provided for in a manner satisfactory to Lender, in its sole discretion, or waived in writing by Lender, it being understood that Lender shall consider a constituent transaction referred to in this
      Section 2.1 to have been consummated when all conditions precedent to such transaction have been satisfied or waived and that the only remaining action is the funding of the Acquisition Loan and the Initial Draw:

            (s) Lender shall have received evidence satisfactory to it that IHHI has received capital contributions of not less than Fifteen Million Dollars ($15,000,000).

      Section 8.1(d) of the Credit Agreement provides that an Event of Default shall occur if any Borrower or any Credit Party fails or neglects to perform, keep or observe any other provision of this Agreement (other than any provision embodied in or covered by any other clause of this Section 8.1) and the same shall remain unremedied in whole or in part for fifteen (15) calendar days or more after the earlier of (i) such Borrowers' actual knowledge thereof or (ii) such Borrowers' receipt of notice thereof from Lender.

      Please accept this as the notice required by Section 8.1(d)(ii) of the Credit Agreement. Borrower has fifteen (15) calendar days following the date of its receipt of this notice within which to provide Lender with satisfactory evidence that IHHI has received capital contributions of not less than Fifteen Million Dollars ($15,000,000). Otherwise, an Event of Default will have occurred. In said event, Lender will exercise its rights and remedies as provided in the Loan Documents, the Guaranties, at law or in equity. In addition, Lender will have the right, but will be under no legal obligation to, discuss and negotiate with any Borrower, any Credit Party or any Guarantor with respect to the foregoing. In no event will any such discussion or negotiation with any Borrower, any Credit Party or any Guarantor be construed as a forbearance by Lender of the right to exercise its rights and remedies under the Loan Documents, the Guaranties, or applicable law. Further, no discussion or negotiation with any Borrower, any Credit Party, or any Guarantor shall constitute a waiver, amendment or modification of any Loan Document or Guaranty. The failure or delay by Lender to exercise any of its rights and remedies under the Loan Documents or Guaranties, or under applicable law, shall not constitute a waiver of Lender's right to exercise the same at any time or from time to time.

Very truly yours,




Gary C. Sheppard
Sedgwick, Detert, Moran & Arnold LLP

GCS/ms

Annex A Attached

cc:      Joey Lampariello, President and COO (via email)
         Adam Field, Sr. Vice President Development (via email)
         Thomas Fazio, General Counsel (via email)

            ATTACHMENT A TO NOTICE OF FAILURE TO COMPLY WITH COVENANT

          NOTICE ADDRESSES OF CO-BORROWERS, CREDIT PARTY AND GUARANTOR

DELIVER A SEPARATE COPY TO EACH ADDRESSEE IDENTIFIED BELOW BY FACSIMILE AND, ON
   THE SAME DAY, DEPOSIT A COPY IN THE U.S. MAIL ADDRESSED TO EACH ADDRESSEE (POSTAGE PREPAID, REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED)

To:                        WMC-SA, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260
                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505

To:                        WMC-A, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260
                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505

To:                        COASTAL COMMUNITIES HOSPITAL, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260
                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505




To:                        CHAPMAN MEDICAL CENTER, INC.
                           c/o INTEGRATED HEALTHCARE HOLDINGS, INC.
                           c/o Mogel Management Group, LLC
                           695 Town Center Drive, Suite 260

                           Costa Mesa, California 92626
                           Attn:  Larry Anderson, President
                                  Bruce Mogel, Chairman
                           Ph:    714-434-9191
                           Fax:   714-434-9505

To:                        Hooper Lundy & Bookman, Inc.
                           1875 Century Park East, Suite 1600
                           Los Angeles, CA 90067-3208
                           Attn:  Todd E. Swanson, Esq.
                           Ph:    310-551-8195
                           Fax:   310-551-8181

To:                        PACIFIC COAST HOLDINGS INVESTMENTS, LLC
                           2621 S. Bristol Street Suite 108
                           Santa Ana, CA 92704
                           Attn:  Anil Shah, Co-Manager
                           Ph:    714-290-5322
                           Fax:   714-297-9588

To:                        PACIFIC COAST HOLDINGS INVESTMENTS, LLC
                           c/o Strategic Global Management, Inc.
                           6800 Indiana Avenue, Suite 130
                           Riverside, California 92506
                           Attn:  Dr. Chaudhuri William Thomas, Esq.
                           Ph:    951-782-8812
                           Fax:   951-766-9944

To:                        GANESHA REALTY LLC
                           c/o Strategic Global Management, Inc.
                           6800 Indiana Avenue, Suite 130
                           Riverside, California 92506
                           Attn:  Dr. Chaudhuri William Thomas, Esq.
                           Ph :   951-782-8812
                           Fax:  951-766-9944

To:                        WEST COAST HOLDINGS, LLC
                           2621 South Bristol, Suite 108
                           Santa Ana, California 92704
                           Attn:  Anil V. Shah, Manager
                           Ph:    714-290-5322
                           Fax:   714-297-9588

To:                        Hari Lal, Esq.
                           1000 South Anaheim Boulevard, Suite 230
                           Anaheim, CA 92805
                           Ph:   714-635-1646
                           Fax:  714-635-2457

To:                        ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC
                           2621 South Bristol, Suite 108
                           Santa Ana, California 92704
                           Attn: Anil V. Shah, Manager
                           Ph:   714-290-5322
                           Fax:  714-297-9588

                                   EXHIBIT "C"


                                   [RESERVED]

                                   EXHIBIT "D"

                            UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                      INTEGRATED HEALTHCARE HOLDINGS, INC.


                                  June __, 2005

      Pursuant to N.R.S. Section 78.315, as amended, the undersigned, being the entire Board of Directors (the "Board") of Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR


      WHEREAS, the Corporation, WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Chapman Medical Center, Inc., a California corporation ("Chapman"), Coastal Communities Hospital, Inc., a California corporation ("Coastal") (the Corporation, WMC-SA, WMC-A, Chapman and Coastal together as "Borrowers"), and Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), and Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, West Coast and Ganesha together as "Credit Party"), and Medical Provider Financial Corporation II, a Nevada corporation ("Lender"), are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, Lender and PCHI are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("PCHI Guaranty"); Lender and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN") are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("OC-PIN Guaranty"); Lender and West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("West Coast Pledge Agreement"); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of West Coast Pledge Agreement"); Lender and the Corporation are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Corporation Pledge Agreement"); and Lender and Ganesha are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Ganesha Pledge Agreement"). The Credit Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the Corporation Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the same meaning as in the Loan Documents; and

      WHEREAS, pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition

Loan and Line of Credit Loan are hereinafter together referred to as the "Loan." The Corporation acknowledges and agrees that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57; and

         WHEREAS, the Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth
(i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005, and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005. The Corporation acknowledges receipt of these two notices and agrees that the Events of Default specified therein occurred and are continuing; and

         WHEREAS, a dispute has arisen by and between the Corporation on the one hand and OC-PIN on the other, in that the Corporation claims that the Events of Default occurred because of OC-PIN's failure to contribute a total of $30,000,000 in capital to the Corporation; and OC-PIN claims that it was not required to contribute a total of $30,000,000 in capital to the Corporation; and

         WHEREAS, the Corporation has requested that Lender forbear from exercising its rights and remedies granted to Lender under the Loan Documents, and the Lender has agreed to forbear from exercising its rights and remedies under the Loan Documents solely for the purposes of providing the Corporation and OC-PIN additional time to cure the Events of Default; and

         WHEREAS, a condition to Lender agreeing to forbear is that the Corporation (along with the other Borrowers, the Client Parties and the Guarantor) execute and deliver to Lender that certain Agreement to Forbear dated June __, 2005 ("Forbearance Agreement"); and

         WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreements on behalf of the Corporation; and

         WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board, and the Board believes that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

         NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

         RESOLVED FURTHER, that the Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer, Assistant Treasurer, Secretary and Assistant Secretary (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

         RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by the Lender), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

         RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

          RESOLVED FURTHER, that the Lender may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to the Lender and receipted for in writing by the Lender.

                               GENERAL RESOLUTIONS

         RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

         RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned does hereby execute this Unanimous Consent to be effective as of the date first above written.

                                   DIRECTORS:


                                   ------------------------------
                                   Bruce Mogel


                                   ------------------------------
                                   Larry B. Anderson


                                   ------------------------------
                                   James T. Ligon


                                   ------------------------------
                                   Anil V. Shah, M.D.

                                   EXHIBIT "E"

                            UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                                  WMC-SA, INC.


                                  June __, 2005

         Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of WMC-SA, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR


         WHEREAS, the Corporation, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-A, INC., a California corporation ("WMC-A"), Chapman Medical Center, Inc., a California corporation ("Chapman"), Coastal Communities Hospital, Inc., a California corporation ("Coastal") (the Corporation, IHHI, WMC-A, Chapman and Coastal together as "Borrowers"), and Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), and Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, West Coast and Ganesha together as "Credit Party"), and Medical Provider Financial Corporation II, a Nevada corporation ("Lender"), are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, Lender and PCHI are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("PCHI Guaranty"); Lender and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN") are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("OC-PIN Guaranty"); Lender and West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("West Coast Pledge Agreement"); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of West Coast Pledge Agreement"); Lender and IHHI are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Corporation Pledge Agreement"); and Lender and Ganesha are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Ganesha Pledge Agreement"). The Credit Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the Corporation Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the same meaning as in the Loan Documents; and

         WHEREAS, pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition Loan and Line of Credit Loan are hereinafter together referred to as the "Loan."

The Corporation acknowledges and agrees that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57; and

         WHEREAS, the Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth
(i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005, and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005. The Corporation acknowledges receipt of these two notices and agrees that the Events of Default specified therein occurred and are continuing; and

         WHEREAS, a dispute has arisen by and between IHHI on the one hand and OC-PIN on the other, in that IHHI claims that the Events of Default occurred because of OC-PIN's failure to contribute a total of $30,000,000 in capital to IHHI; and OC-PIN claims that it was not required to contribute a total of $30,000,000 in capital to IHHI; and

         WHEREAS, the Corporation has requested that Lender forbear from exercising its rights and remedies granted to Lender under the Loan Documents, and the Lender has agreed to forbear from exercising its rights and remedies under the Loan Documents solely for the purposes of providing the IHHI and OC-PIN additional time to cure the Events of Default; and

         WHEREAS, a condition to Lender agreeing to forbear is that the Corporation (along with the other Borrowers, the Client Parties and the Guarantor) execute and deliver to Lender that certain Agreement to Forbear dated June __, 2005 ("Forbearance Agreement"); and

         WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreements on behalf of the Corporation; and

         WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board, and the Board believes that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

         NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

         RESOLVED FURTHER, that the Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer, Assistant Treasurer, Secretary and Assistant Secretary (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

         RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by the Lender), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

         RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

          RESOLVED FURTHER, that the Lender may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to the Lender and receipted for in writing by the Lender.

                               GENERAL RESOLUTIONS

         RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

         RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned does hereby execute this Unanimous Consent to be effective as of the date first above written.

                                   DIRECTORS:


                                   ------------------------------
                                   Bruce Mogel


                                   ------------------------------
                                   Larry B. Anderson

                                   EXHIBIT "F"

                            UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                                   WMC-A, INC.


                                  June __, 2005

         Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of WMC-A, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR


         WHEREAS, the Corporation, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), Chapman Medical Center, Inc., a California corporation ("Chapman"), Coastal Communities Hospital, Inc., a California corporation ("Coastal") (the Corporation, IHHI, WMC-SA, Chapman and Coastal together as "Borrowers"), and Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), and Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, West Coast and Ganesha together as "Credit Party"), and Medical Provider Financial Corporation II, a Nevada corporation ("Lender"), are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, Lender and PCHI are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("PCHI Guaranty"); Lender and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN") are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("OC-PIN Guaranty"); Lender and West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("West Coast Pledge Agreement"); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of West Coast Pledge Agreement"); Lender and IHHI are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Corporation Pledge Agreement"); and Lender and Ganesha are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Ganesha Pledge Agreement"). The Credit Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the Corporation Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the same meaning as in the Loan Documents; and

         WHEREAS, pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition Loan and Line of Credit Loan are hereinafter together referred to as the "Loan."

The Corporation acknowledges and agrees that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57; and

         WHEREAS, the Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth
(i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005, and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005. The Corporation acknowledges receipt of these two notices and agrees that the Events of Default specified therein occurred and are continuing; and

         WHEREAS, a dispute has arisen by and between IHHI on the one hand and OC-PIN on the other, in that IHHI claims that the Events of Default occurred because of OC-PIN's failure to contribute a total of $30,000,000 in capital to IHHI; and OC-PIN claims that it was not required to contribute a total of $30,000,000 in capital to IHHI; and

         WHEREAS, the Corporation has requested that Lender forbear from exercising its rights and remedies granted to Lender under the Loan Documents, and the Lender has agreed to forbear from exercising its rights and remedies under the Loan Documents solely for the purposes of providing the IHHI and OC-PIN additional time to cure the Events of Default; and

         WHEREAS, a condition to Lender agreeing to forbear is that the Corporation (along with the other Borrowers, the Client Parties and the Guarantor) execute and deliver to Lender that certain Agreement to Forbear dated June __, 2005 ("Forbearance Agreement"); and

         WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreements on behalf of the Corporation; and

         WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board, and the Board believes that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

         NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

         RESOLVED FURTHER, that the Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer, Assistant Treasurer, Secretary and Assistant Secretary (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

         RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by the Lender), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

         RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

          RESOLVED FURTHER, that the Lender may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to the Lender and receipted for in writing by the Lender.

                               GENERAL RESOLUTIONS

         RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

         RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned does hereby execute this Unanimous Consent to be effective as of the date first above written.

                                      DIRECTORS:


                                      ------------------------------
                                      Bruce Mogel


                                      ------------------------------
                                      Larry B. Anderson

                                   EXHIBIT "G"

                            UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                       COASTAL COMMUNITIES HOSPITAL, INC.


                                  June __, 2005

         Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of Coastal Communities Hospital, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR


         WHEREAS, the Corporation, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), and Chapman Medical Center, Inc., a California corporation ("Chapman") (the Corporation, IHHI, WMC-SA, WMC-A and Chapman together as "Borrowers"), and Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), and Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, West Coast and Ganesha together as "Credit Party"), and Medical Provider Financial Corporation II, a Nevada corporation ("Lender"), are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, Lender and PCHI are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("PCHI Guaranty"); Lender and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN") are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("OC-PIN Guaranty"); Lender and West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("West Coast Pledge Agreement"); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of West Coast Pledge Agreement"); Lender and IHHI are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Corporation Pledge Agreement"); and Lender and Ganesha are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Ganesha Pledge Agreement"). The Credit Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the Corporation Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the same meaning as in the Loan Documents; and

         WHEREAS, pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition Loan and Line of Credit Loan are hereinafter together referred to as the "Loan." The Corporation acknowledges and agrees that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57; and

         WHEREAS, the Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth
(i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005, and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005. The Corporation acknowledges receipt of these two notices and agrees that the Events of Default specified therein occurred and are continuing; and

         WHEREAS, a dispute has arisen by and between IHHI on the one hand and OC-PIN on the other, in that IHHI claims that the Events of Default occurred because of OC-PIN's failure to contribute a total of $30,000,000 in capital to IHHI; and OC-PIN claims that it was not required to contribute a total of $30,000,000 in capital to IHHI; and

         WHEREAS, the Corporation has requested that Lender forbear from exercising its rights and remedies granted to Lender under the Loan Documents, and the Lender has agreed to forbear from exercising its rights and remedies under the Loan Documents solely for the purposes of providing the IHHI and OC-PIN additional time to cure the Events of Default; and

         WHEREAS, a condition to Lender agreeing to forbear is that the Corporation (along with the other Borrowers, the Client Parties and the Guarantor) execute and deliver to Lender that certain Agreement to Forbear dated June __, 2005 ("Forbearance Agreement"); and

         WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreements on behalf of the Corporation; and

         WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board, and the Board believes that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

         NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

         RESOLVED FURTHER, that the Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer, Assistant Treasurer, Secretary and Assistant Secretary (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

         RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by the Lender), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

         RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

          RESOLVED FURTHER, that the Lender may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to the Lender and receipted for in writing by the Lender.

                               GENERAL RESOLUTIONS

         RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

         RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned does hereby execute this Unanimous Consent to be effective as of the date first above written.

                                  DIRECTORS:


                                  ------------------------------
                                  Bruce Mogel


                                  ------------------------------
                                  Larry B. Anderson

                                   EXHIBIT "H"

                            UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                          CHAPMAN MEDICAL CENTER, INC.


                                  June __, 2005

         Pursuant to Section 307(b) of the California Corporations Code, the undersigned, being the entire Board of Directors (the "Board") of Chapman Medical Center, Inc., a California corporation (the "Corporation"), does hereby consent to and adopt in all respects the following resolutions.

                              AGREEMENT TO FORBEAR


         WHEREAS, the Corporation, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), and Coastal Community Hospital, Inc., a California corporation ("Coastal") (the Corporation, IHHI, WMC-SA, WMC-A and Coastal together as "Borrowers"), and Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), and Ganesha Realty, LLC, a California limited liability company ("Ganesha") (PCHI, West Coast and Ganesha together as "Credit Party"), and Medical Provider Financial Corporation II, a Nevada corporation ("Lender"), are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, Lender and PCHI are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("PCHI Guaranty"); Lender and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN") are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("OC-PIN Guaranty"); Lender and West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("West Coast Pledge Agreement"); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of West Coast Pledge Agreement"); Lender and IHHI are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Corporation Pledge Agreement"); and Lender and Ganesha are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Ganesha Pledge Agreement"). The Credit Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the Corporation Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the same meaning as in the Loan Documents; and

         WHEREAS, pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition

Loan and Line of Credit Loan are hereinafter together referred to as the "Loan." The Corporation acknowledges and agrees that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57; and

         WHEREAS, the Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth
(i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005, and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005. The Corporation acknowledges receipt of these two notices and agrees that the Events of Default specified therein occurred and are continuing; and

         WHEREAS, a dispute has arisen by and between IHHI on the one hand and OC-PIN on the other, in that IHHI claims that the Events of Default occurred because of OC-PIN's failure to contribute a total of $30,000,000 in capital to IHHI; and OC-PIN claims that it was not required to contribute a total of $30,000,000 in capital to IHHI; and

         WHEREAS, the Corporation has requested that Lender forbear from exercising its rights and remedies granted to Lender under the Loan Documents, and the Lender has agreed to forbear from exercising its rights and remedies under the Loan Documents solely for the purposes of providing the IHHI and OC-PIN additional time to cure the Events of Default; and

         WHEREAS, a condition to Lender agreeing to forbear is that the Corporation (along with the other Borrowers, the Client Parties and the Guarantor) execute and deliver to Lender that certain Agreement to Forbear dated June __, 2005 ("Forbearance Agreement"); and

         WHEREAS, the Board has determined it to be in the best interest of the Corporation to execute the Forbearance Agreements on behalf of the Corporation; and

         WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the Board, and the Board believes that it is in the best interest of the Corporation to approve same on behalf of the Corporation.

         NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

         RESOLVED FURTHER, that the Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer, Assistant Treasurer, Secretary and Assistant Secretary (each a "Proper Officer") be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the Board, for and on behalf of the Corporation, with such changes thereto as the Proper Officer executing the same shall in his sole discretion deem necessary or desirable and in the best interest of the Corporation, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

         RESOLVED FURTHER, that any Proper Officer of the Corporation be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by the Lender), and to take such other actions as the Proper Officer so acting deems necessary or desirable, for and on behalf of the Corporation, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

         RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is hereby authorized, on behalf of the Corporation, to certify and attest any documents that such officer may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

          RESOLVED FURTHER, that the Lender may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to the Lender and receipted for in writing by the Lender.

                               GENERAL RESOLUTIONS

         RESOLVED, that all Proper Officers of the Corporation are hereby severally authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Corporation, or otherwise, as any such Proper Officer shall, in such Proper Officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such Proper Officer's signature, or such actions taken by such Proper Officer, shall be conclusive evidence that such Proper Officer did deem same to be necessary or desirable and in the best interest of the Corporation in order to effect such purposes.

         RESOLVED FURTHER, that each and every action taken by any Proper Officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned does hereby execute this Unanimous Consent to be effective as of the date first above written.

                                                DIRECTORS:


                                                ------------------------------
                                                Bruce Mogel


                                                ------------------------------
                                                Larry B. Anderson

                                   EXHIBIT "I"


                                   [RESERVED]

                                   EXHIBIT "J"

                            UNANIMOUS WRITTEN CONSENT
                               OF THE MANAGERS OF
                            WEST COAST HOLDINGS, LLC


                                  June __, 2005

         The undersigned, constituting all of the managers of West Coast Holdings, LLC, a California limited liability company (the "Company"), acting pursuant to the authority granted to them under the Beverly-Killea Limited Liability Company Act of the State of California and the Operating Agreement of the Company, do hereby adopt, ratify and approve the following resolutions and direct the managers of the Company to place a copy hereof in the Company's book of minutes.

                              AGREEMENT TO FORBEAR


         WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Coastal Community Hospital, Inc., a California corporation ("Coastal") and Chapman Medical Center, Inc., a California corporation ("Chapman") (IHHI, WMC-SA, WMC-A, Chapman and Coastal together as "Borrowers"), and the Company, Pacific Coast Holdings, LLC, a California limited liability company ("PCHI"), and Ganesha Realty, LLC, a California limited liability company ("Ganesha") (the Company, PCHI and Ganesha together as "Credit Party"), and Medical Provider Financial Company II, a Nevada corporation ("Lender"), are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, PCHI and the Lender are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("PCHI Guaranty"); Lender and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN") are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("OC-PIN Guaranty"); Lender and the Company are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Company Pledge Agreement"); Lender and the individual members of the Company are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of the Company Pledge Agreement"); Lender and IHHI are parties to that certain Pledge Agreement dated as of March 3, 2005 ("IHHI Pledge Agreement"); and Lender and Ganesha are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Ganesha Pledge Agreement"). The Credit Agreement, the PCHI Guaranty, the OC-PIN Guaranty, the Company Pledge Agreement, the Members of the Company Pledge Agreement, the IHHI Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the same meaning as in the Loan Documents; and

         WHEREAS, pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition Loan and Line of Credit Loan are hereinafter together referred to as the "Loan." The Company acknowledges and agrees that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57; and

         WHEREAS, the Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth
(i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005, and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005. The Company acknowledges receipt of these two notices and agrees that the Events of Default specified therein occurred and are continuing; and

         WHEREAS, a dispute has arisen by and between IHHI on the one hand and OC-PIN on the other, in that IHHI claims that the Events of Default occurred because of OC-PIN's failure to contribute a total of $30,000,000 in capital to IHHI; and OC-PIN claims that it was not required to contribute a total of $30,000,000 in capital to IHHI; and

         WHEREAS, the Company has requested that Lender forbear from exercising its rights and remedies granted to Lender under the Loan Documents, and the Lender has agreed to forbear from exercising its rights and remedies under the Loan Documents solely for the purposes of providing the IHHI and OC-PIN additional time to cure the Events of Default; and

         WHEREAS, a condition to Lender agreeing to forbear is that the Company (along with the other Borrowers, the Client Parties and the Guarantor) execute and deliver to Lender that certain Agreement to Forbear dated June __, 2005 ("Forbearance Agreement"); and

         WHEREAS, the managers of the Company have determined it to be in the best interest of the Company to execute the Forbearance Agreements on behalf of the Company; and

         WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the managers of the Company, and the managers of the Company believes that it is in the best interest of the Company to approve same on behalf of the Company.

         NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

         RESOLVED FURTHER, that the managers be, and hereby are, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the managers, for and on behalf of the Company, with such changes thereto as the manager executing the same shall in his discretion deem necessary or desirable and in the best interest of the Company, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

         RESOLVED FURTHER, that the managers be, and hereby are, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by the Lender), and to take such other actions as the managers deem necessary or desirable, for and on behalf of the Company, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

         RESOLVED FURTHER, that the managers are hereby authorized, on behalf of the Company, to certify and attest any documents that such managers may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

          RESOLVED FURTHER, that the Lender may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to the Lender and receipted for in writing by the Lender.

                               GENERAL RESOLUTIONS

         RESOLVED, that the managers are hereby authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Company, or otherwise, as said managers shall in their discretion deem necessary or desirable and in the best interest of the Company in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such managers signature, or such actions taken by such managers, shall be conclusive evidence that such managers did deem same to be necessary or desirable and in the best interest of the Company in order to effect such purposes.

         RESOLVED FURTHER, that each and every action taken by such manager s prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned does hereby execute this Unanimous Consent to be effective as of the date first above written.

                                        MANAGERS:


                                        ------------------------------
                                        A.J. Meka, M.D.

                                        ------------------------------
                                        Anil V. Shah, M.D.

                                   EXHIBIT "K"





                                   [RESERVED]

                                   EXHIBIT "L"

                                 WRITTEN CONSENT
                                OF THE MANAGER OF
                ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC


                                  June __, 2005

         The undersigned, constituting the sole manager of Orange County Physicians Investment Network, LLC, a Nevada limited liability company (the "Company"), acting pursuant to the laws of the State of Nevada, do hereby adopt, ratify and approve the following resolutions and direct the manager of the Company to place a copy hereof in the Company's book of minutes.

                              AGREEMENT TO FORBEAR


         WHEREAS, Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), Coastal Community Hospital, Inc., a California corporation ("Coastal") and Chapman Medical Center, Inc., a California corporation ("Chapman") (IHHI, WMC-SA, WMC-A, Chapman and Coastal together as "Borrowers"), and Ganesha Realty, LLC, a California limited liability company ("Ganesha"), West Coast Holdings, LLC, a California limited liability company ("West Coast"), and Pacific Coast Holdings, LLC, a California limited liability company ("PCHI") (the Company, West Coast and PCHI together as "Credit Party"), and Medical Provider Financial Company II, a Nevada corporation ("Lender"), are parties to that certain Credit Agreement dated as of March 3, 2005 ("Credit Agreement"). In addition, Lender and the PCHI are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("PCHI Guaranty"); Lender and the company are parties to that certain Guaranty Agreement dated as of March 3, 2005 ("Company Guaranty"); Lender and West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("West Coast Pledge Agreement"); Lender and the individual members of West Coast are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Members of West Coast Pledge Agreement"); Lender and IHHI are parties to that certain Pledge Agreement dated as of March 3, 2005 ("IHHI Pledge Agreement"); and Lender and Ganesha are parties to that certain Pledge Agreement dated as of March 3, 2005 ("Ganesha Pledge Agreement"). The Credit Agreement, the PCHI Guaranty, the Company Guaranty, the West Coast Pledge Agreement, the Members of West Coast Pledge Agreement, the IHHI Pledge Agreement, the Ganesha Pledge Agreement, and each of the other documents and instruments executed in connection with the Credit Agreement are hereinafter collectively referred to as the "Loan Documents." Capitalized terms not defined herein shall have the same meaning as in the Loan Documents; and

         WHEREAS, pursuant to the Loan Documents, Lender extended to Borrowers a loan in the amount of $50,000,000 ("Acquisition Loan") to acquire the Hospital Facilities; and Lender extended to Borrowers a non-revolving line of credit facility of up to $30,000,000 ("Line of Credit Loan") to be used for working capital and the other purposes permitted by the Loan Documents. The Acquisition

Loan and Line of Credit Loan are hereinafter together referred to as the "Loan." The Company acknowledges and agrees that the aggregate total of principal and interest due and owing under the Loan as of May 18, 2005 is $63,533,555.57; and

         WHEREAS, the Borrowers have committed certain events of default ("Events of Default") under the Loan Documents, as more particularly set forth
(i) in that certain letter from Lender to Borrowers and others entitled Notice of Events of Default dated May 9, 2005, and (ii) in that certain letter from Lender to Borrowers and others entitled Notice of Failure to Comply With Covenant dated May 9, 2005. The Company acknowledges receipt of these two notices and agrees that the Events of Default specified therein occurred and are continuing; and

         WHEREAS, a dispute has arisen by and between IHHI on the one hand and the Company on the other, in that IHHI claims that the Events of Default occurred because of the Company's failure to contribute a total of $30,000,000 in capital to IHHI; and the Company claims that it was not required to contribute a total of $30,000,000 in capital to IHHI; and

         WHEREAS, the Company has requested that Lender forbear from exercising its rights and remedies granted to Lender under the Loan Documents, and the Lender has agreed to forbear from exercising its rights and remedies under the Loan Documents solely for the purposes of providing the IHHI and OC-PIN additional time to cure the Events of Default; and

         WHEREAS, a condition to Lender agreeing to forbear is that the Company (along with the other Borrowers, the Client Parties and the Guarantor) execute and deliver to Lender that certain Agreement to Forbear dated June __, 2005 ("Forbearance Agreement"); and

         WHEREAS, the manager s of the Company has determined it to be in the best interest of the Company to execute the Forbearance Agreements on behalf of the Company; and

         WHEREAS, the Forbearance Agreement has been submitted to and reviewed by or discussed with the manager and with the members of the Company, and the manager and the members of the Company believe that it is in the best interest of the Company to approve same on behalf of the Company.

         NOW, THEREFORE, IT IS RESOLVED, that each of the terms and provisions of the Forbearance Agreement, and any and all such actions contemplated thereby, are hereby adopted and approved in all respects, as the same may be changed in accordance with these resolutions.

         RESOLVED FURTHER, that the manager be, and each hereby is, authorized, empowered and directed to execute and deliver the Forbearance Agreement in substantially the form and content as approved hereby by the manager and the members, for and on behalf of the Company, with such changes thereto as the manager shall in his discretion deem necessary or desirable and in the best interest of the Company, the execution and delivery of the Forbearance Agreement with such changes to be conclusive evidence that such changes did meet such standard.

         RESOLVED FURTHER, that the manager be, and each hereby is, authorized, empowered and directed to execute such other instruments and documents (including without limitation any and all other agreements, financing statements, mortgages, deeds of trust, security agreements, pledge agreements, collateral assignments, certificates, or other documents which may be described in the Forbearance Agreement and/or the documents related thereto or necessary or required by the Lender), and to take such other actions as the manager deems necessary or desirable, for and on behalf of the Company, to comply with and to carry out the terms and provisions of the Forbearance Agreement, and otherwise to effectuate the transactions contemplated by these resolutions.

         RESOLVED FURTHER, that the manager is hereby authorized, on behalf of the Company, to certify and attest any documents that such manager may deem necessary or appropriate to consummate the transactions contemplated by the Forbearance Agreement; provided that such certification and attestation shall not be required for the validity of any such documents.

          RESOLVED FURTHER, that the Lender may rely on these resolutions and these resolutions shall remain in full force and effect until such time as notice to the contrary is duly delivered to the Lender and receipted for in writing by the Lender.

                               GENERAL RESOLUTIONS

         RESOLVED, that the manager is hereby authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, consents, waivers and documents, and to take, or cause to be taken, any and all actions, in the name and on behalf of the Company, or otherwise, as such manager shall in his discretion deem necessary or desirable and in the best interest of the Company in order to effect the transactions contemplated by the foregoing resolutions, and in order to carry out the purposes of the foregoing resolutions, and such managers signatures, or such actions taken by such manager shall be conclusive evidence that such manager did deem same to be necessary or desirable and in the best interest of the Company in order to effect such purposes.

         RESOLVED FURTHER, that each and every action taken by such manager prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date, be, and each is hereby, ratified, approved, confirmed, and adopted in all respects, including but not limited to the actions under the Forbearance Agreement and any agreements, consents and/ or waivers required by any other third party or lender to permit the transactions described herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned does hereby execute this Unanimous Consent to be effective as of the date first above written.

                                               MANAGER:


                                               ------------------------------
                                               Anil V. Shah, M.D.